UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 26, 1998

                      NORWEST ASSET ACCEPTANCE CORPORATION
                   Asset-Backed Certs., Series 1998-HE1 Trust


New York (governing law of           333-32577-01           PENDING
Pooling and Servicing Agreement)     (Commission            (I.R.S. Employer
(State or other                      File Number)           Identification No.)
jurisdiction


       Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, MD                                         21703
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (301) 696-7900



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 26, 1998 a distribution was made to holders of NORWEST ASSET ACCEPTANCE CORPORATION, Asset-Backed Certs., Series 1998-HE1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

            EX-99.1 Monthly report distributed to holders of the Asset-Backed Certs., Series 1998-HE1 Trust, relating to the May 26, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NORWEST ASSET ACCEPTANCE CORPORATION
                   Loan Asset-Backed Certs., Series 1998-HE1 Trust

          By:   Norwest Bank Minnesota, N.A., as Certificate Administrator
          By:   /s/ Sherri J. Sharps, Vice president
          By:   Sherri J. Sharps, Vice president
          Date: 6/3/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of the
                Asset-Backed Certs., Series 1998-HE1 Trust, relating to the May 26, 1998 distribution.